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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 10, 1998


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1998, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1998-3)


                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)


        United States               333-61691                 36-1414142
        -------------               ---------                 ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                       60181
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(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000


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Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates, Group 1 and Group 2

         On September 24, 1998 a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1998-3 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of September 1, 1998, among Superior Bank FSB, as depositor (the "Depositor") and servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

         On September 29, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $12,970,637.34 with respect to Sub-Pool I with funds on deposit in the Sub-Pool I Pre-Funding Account, $18,842,035.40 with respect to Sub-Pool II with funds on deposit in the Sub-Pool II Pre-Funding Account, $9,710,950.97 with respect to Sub-Pool III with funds on deposit in the Sub-Pool III Pre- Funding Account and $8,333,875.26 with respect to Sub-Pool IV with funds on deposit in the Sub- Pool IV Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 29, 1998, between the Depositor and the Trustee.

         On October 28, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $7,538,438.68 with respect to Sub-Pool I with funds on deposit in the Sub-Pool I Pre-Funding Account, $19,981,304.33 with respect to Sub-Pool II with funds on deposit in the Sub-Pool II Pre-Funding Account and $22,476,508.34 with respect to Sub-Pool III with funds on deposit in the Sub-Pool III Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated October 28, 1998, between the Depositor and the Trustee.

         On November 24, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $31,624,417.84 with respect to Sub-Pool II with funds on deposit in the Sub-Pool II Pre-Funding Account, and $29,809,914.58 with respect to Sub-Pool IV with funds on deposit in the Sub-Pool IV Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated November 24, 1998, between the Depositor and the Trustee.


                                        2

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         On December 10, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $4,216,79.50 with respect to Sub-Pool II with funds on deposit in the Sub-Pool II Pre-Funding Account, and $13,736,417.79 with respect to Sub-Pool IV with funds on deposit in the Sub-Pool IV Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 10, 1998, between the Depositor and the Trustee (the "December 10 Instrument"). Attached to the December 10 Instrument are the Mortgage Loan Schedules with respect to Group 1 and Group 2 listing the related Subsequent Mortgage Loans that are the subject of such December 10 Instrument.

         Items 3 through 6 and Item 8 are not included because they are not applicable.

         Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                  4.1 Subsequent Transfer Instrument, dated December 10, 1998, between Superior Bank FSB, as Depositor and LaSalle National Bank, as Trustee.


                                        3

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SUPERIOR BANK FSB

                                           By:  /s/ William C. Bracken
                                                -------------------------------
                                           Name:  William C. Bracken
                                           Title: Senior Vice President
                                                  and Chief Financial Officer

Dated: December 10, 1998



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                                  EXHIBIT TABLE


                  4.1 Subsequent Transfer Instrument, dated December 10, 1998, between Superior Bank FSB, as Depositor and LaSalle National Bank, as Trustee.